UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2014

OMNIAMERICAN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34605	27-0983595
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas		76107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 367-4640

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On August 1, 2014, OmniAmerican Bancorp, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for the three and six month periods ended June 30, 2014. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 8.01     Other Events

On August 1, 2014, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per share. The cash dividend is payable on September 5, 2014 to all shareholders of record as of the close of business on August 15, 2014.

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits:

Exhibit Number	Description
99.1	Press Release dated August 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OmniAmerican Bancorp, Inc.

DATE: August 1, 2014	By:	/s/ Deborah B. Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President and Chief Financial Officer